Exhibit 99.1

Lehman Brothers

2005 Financial Services Conference

September 13, 2005

Safe Harbor

Statements in this presentation and the exhibits to the presentation that are not purely historical are forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995), including any statements regarding descriptions of management’s plans, objectives or goals for future operations, products or services, and forecasts of its revenues, earnings or other measures of performance. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. A number of factors – many of which are beyond AmSouth’s control – could cause actual conditions, events or results to differ materially from those described in the forward-looking statements. Factors which could cause results to differ materially from current management expectations include, but are not limited to: the effects of regulatory agreements on AmSouth’s branch expansion plan; the execution of AmSouth’s strategic initiatives; legislation and regulation; general economic conditions, especially in the Southeast; the performance of the stock and bond markets; changes in interest rates, yield curves and interest rate spread relationships; prepayment speeds within the loan and investment security portfolios; deposit flows; the cost of funds; cost of federal deposit insurance premiums; demand for loan products; demand for financial services; competition, including a continued consolidation in the financial services industry; changes in the quality or composition of AmSouth’s loan and investment portfolios including capital market inefficiencies that may affect the marketability and valuation of available-for-sale securities; changes in consumer spending and saving habits; technological changes; the growth and profitability of AmSouth’s mortgage banking business, including mortgage-related income and fees, being less than expected; adverse changes in the financial performance and/or condition of AmSouth’s borrowers which could impact the repayment of such borrowers’ loans; changes in accounting and tax principles, policies or guidelines and in tax laws; other economic, competitive, governmental and regulatory factors affecting AmSouth’s operations, products, services and prices; the effects of weather and natural disasters, such as hurricanes; unexpected judicial actions and developments; results of investigations, examinations, and reviews of regulatory and law enforcement authorities; the outcome of litigation, which is inherently uncertain and depends on the findings of judges and juries; the impact on AmSouth’s businesses, as well as on the risks set forth above, of various domestic or international military or terrorist activities or conflicts; specific factors mentioned in the text of this presentation; and AmSouth’s success at managing the risks involved in the foregoing. Forward-looking statements speak only as of the date they are made. AmSouth does not undertake a duty to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

Presentation Topics

AmSouth profile

Strategic plan highlights

Well positioned for growth

Balance sheet strength

Lower risk profile

Growth opportunities

Florida

Merger integrations

AmSouth Maintains a Leadership Position in Attractive Markets

$9 billion Market Cap

$51 billion in Assets

688 Branches

1,250 ATMs

1.9 million Households

12,500 Employees

Leading Businesses in Southeast

Trust assets - $23 billion

Annuity sales - $800 million (2005 annl)

Small business lending - $3 billion

Consumer lending - $17 billion

Equipment leasing - $2 billion

Electronic banking – more than 1 million registered users

Strategic Initiatives

Sustain growth in Consumer Banking

Continue aggressive growth in Business Banking

Grow Commercial Banking business with improved credit quality

Double contribution from Wealth Management

Double Florida’s contribution

Emphasize sales productivity, service quality and customer retention

Leverage technology across all lines of business with increasing emphasis on Internet services

Strong Low-Cost Deposit Growth

Billions

26% Growth

$23.7

$25

$24.4

$24

$22.1

$21.4

$23

$21.2

$20.1

$22

$21

$20

$19

$18

$17

$16

$15

3Q04

4Q04

1Q05

2Q05

1Q04

2Q04

Solid Business Banking Results

18 month Business Banking growth

Loans - 14%

Deposits - 28%

Over 800,000 small businesses in our markets… we currently bank 1 in 4 of these

High Quality Commercial Banking Growth

18 month Commercial growth

Loans - 20%

Deposits – 39%

Cumulative Commercial Real Estate production during the past 18 months - $8.7 billion

Strong credit quality

Significant Wealth Management Opportunities…

Well positioned with a new business model and the right products and services

Strong private client household growth – 28% since plan inception

Florida Branch Expansion

81 branches opened since January 2002

222 Florida branches, most in any of our states

15 month break-even

Leading growth market for Wealth Management, Small Business, Commercial and Commercial Real Estate

Florida Results From Branches Opened Since January 2002

$2,000

$1,800

$1,600

$1,400

$1,200

$1,000

$800

$600

$400

$200

$0

$149

$299

$547

$909

$957

$1,829

2003

2004

2005 (Annl)

Loans

Deposits

$ Millions

Our balance sheet is strong and well positioned for growth

Improving Earning Asset Mix

29%

28.7%

28%

27.7%

27.4%

27.3%

27%

26.9%

26%

1Q05

4Q04

3Q04

2Q04

2Q05

Investment Securities to Total Earnings Assets

Favorable Shift in Funding Mix

Low cost deposits have grown at a 15% annual rate the last twelve months

70.0%

70%

69%

68.3%

68%

67%

66.5%

66.3%

66%

66.0%

65%

1Q05

4Q04

3Q04

2Q04

2Q05

Low Cost Deposits to Total Deposits

Neutral Interest Rate Sensitivity Position

100 Basis Point Increase in Interest Rates

$ Impact to Net Interest Income

$20

$ Millions

$10

$0

1Q05

2Q05

3Q03

4Q03

1Q04

2Q04

3Q04

4Q04

Improving Risk Profile

0.60%

0.50%

0.41%

0.40%

0.35%

0.36%

0.30%

0.23%

0.29%

0.26%

0.26%

0.22%

0.21%

0.20%

1Q05

4Q04

3Q04

2Q04

2Q05

AmSouth

Lehman Bros. Mid Cap

Credit Quality Better Than Peers

0.60%

0.52%

0.51%

0.47%

0.50%

0.42%

0.41%

0.43%

0.37%

0.40%

0.34%

0.34%

0.30%

0.27%

0.20%

0.10%

0.00%

1q05

4Q04

3Q04

2Q04

2Q05

AmSouth

Lehman Bros. Mid Cap

Nonperforming Assets Ratio

Consumer Loan Origination Quality Very High

760

740

720

700

680

1Q05

4Q04

3Q04

2Q04

2Q05

Equity

Indirect

Residential First Mortgage

We are in outstanding markets with the right products

AmSouth Market Assessment

Strong Market Opportunities

15%

Middle TN

13%

North

11%

MS/North

Central AL

East TN

LA

9%

-Outlet Share+

North

West FL

FL

7%

South

AL/LA

Central

West TN

FL

5%

Southwest FL

3%

14.0%

12.0%

10.0%

8.0%

6.0%

4.0%

2.0%

0.0%

16.0%

-Projected HH Growth+

Size of Bubble: Total Revenue Contribution; Shade of Bubble: Deposit Share

High Deposit Share

Moderate Deposit Share

Low Deposit Share

Florida Residential Real Estate

47% of single family lending is in Florida

Home equity - $2.6 billion

Average FICO – 736

Average LTV – 77%

Residential first mortgage - $3.5 billion

Average FICO – 722

Average LTV – 73%

Florida Commercial Real Estate

45% of commercial real estate is in Florida - $2.9 billion

Florida is 50% of our economic footprint

Diversified portfolio

22% single family builders - $640 million

21% condominium loans – $600 million

97% presold

20% nonrefundable deposits

Beachfront preference

Capitalizing on Merger Disruption

2005 Merger Opportunity

In-market mergers

Wachovia/Southtrust

Regions/Union Planters

FifthThird/FNB Florida

SunTrust/National Bank of Commerce (NBC)

JPMChase/Bank One

Bank mergers produce significant customer attrition

All AmSouth markets are experiencing at least one merger

What are the Opportunities?

New relationships

All types of customers, in all lines of business

Key personnel

New hires and talent displaced by mergers

To capitalize on these opportunities requires constant focus, consistent messages, hard work and making merger part of almost every sales effort

Capitalizing on Market Opportunities

Outstanding Record of Dividend Growth

34 Years of Higher Dividends

Current Yield = 4%

10% CAGR

03

02

01

00

99

98

97

96

95

94

93

92

91

90

89

88

87

86

85

84

83

82

81

80

79

78

77

76

75

74

73

72

71

04

Mergent’s “Dividend Achiever”

Lehman Brothers

2005 Financial Services Conference

September 13, 2005